Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Blue Valley Ban Corp (the “Company”) on Form 10-Q for the period ended March 31, 2011, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), we certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
May 10, 2011

/s/ Robert D. Regnier
Robert D. Regnier,
President and Chief Executive Officer

/s/ Mark A. Fortino
Mark A. Fortino,
Chief Financial Officer